Exhibit 99.1

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
AMENDMENTS TO EXECUTIVE EMPLOYMENT AGREEMENT

THESE AMENDMENTS, entered into as of the date specified below, by and between Bruce Widener (“Executive”) and Beacon Enterprise Solutions Group, Inc. (“Company”);

WHEREAS, the Board of Directors of the Company has amended certain provisions of the Executive Employment Agreement previously executed by the Parties.

NOW, THEREFORE, IT IS AGREED, by and between the Company and the Executive, as follows:

Amendments
1.           Section 3(b).  Section 3(b)(i) of the Agreement hereby is amended to add the following sentence to the end thereof:

Unless provided otherwise in Exhibit A, the short-term incentive compensation will always be paid in the next calendar year after the calendar year in which the fiscal period to which it relates ends, unless the Company's fiscal period ends more than 120 days before the end of the calendar year, in which case the short-term incentive compensation will always be paid in the same calendar year in which the fiscal period ends.

2.           Section 3(d). Section 3(d) of the Agreement hereby is amended to add the following sentence to the end thereof:

All such reimbursements will be paid by the Company only if the Executive is employed when the related expense is incurred, and will be paid to the Executive under the Company's normal reimbursement policies within a reasonable time after submission of the reimbursement request, but in no event later than 74 days after the end of the taxable year in which the expense is incurred.

3.           Section 4(b).  Section 4(b) is amended to read as follows:

(b)
In the event the Employment Period is terminated by reason of Executive's death, disability or by the Company Without Cause (which shall be a material breach of this Agreement) or the Executive resigns for Good Reason, Executive shall be paid the Severance Amount hereinafter referred to ("Severance Amount") in lump sum, within thirty (30) days of termination, and simultaneously with the execution of a release in the form of that which is attached hereto as Exhibit "B", provided that if the 30-day period begins in a first taxable year and ends in a second taxable year, payment of the Severance Amount will be made in the second taxable year.  If the Executive does not timely execute and deliver to the Company the release on or before the 30th day after the Executive's termination of employment, taxation of the Executive's Severance Amount under Code Section 409A may occur.  The Severance Amount which Executive will be entitled to is as follows:

(i)
The amount equal to three (3x) times Executive's then base annual salary paid in cash or, if agreed to by Executive, a combination of cash and unrestricted company stock; plus an additional amount equal to 18 times the monthly COBRA premium for continued coverage in the Company’s medical benefit plan on Executive's Termination Date, for the type of coverage which Executive had on his Termination Date (i.e., single, family, etc.); plus an additional payment of Twelve Thousand ($12,000.00) Dollars, and

(ii)
One hundred (100%) percent of all earned and fifty (50%) percent of all unearned bonus incentive compensation (calculated under the [100%] column of Exhibit A, and using the appropriate Bonus Pool information, and calculated pro-rata for incomplete portions of a fiscal year) for either the remainder of the term of the original Employment Period ending May 12, 2012, or, if the Executive terminates employment after the original Employment Period has ended, for the remainder of the year to year employment period in which the Executive terminates employment, and

(iii)	Any unearned stock options or warrants shall immediately vest and be delivered to executive in unrestricted form, and

(iv)	all accrued and unpaid Salary and unused vacation time through the Termination Date and all unreimbursed business expenses incurred through the Termination Date, and

(v)
outplacement services and office expense of up to Two Thousand ($2,000.00) Dollars per month for a period of time equal to the greater of the remainder of the term of this Agreement or a period of two (2) years from the date of termination, whichever is greater, unless such termination arises by reason of Executive's death.

To the extent applicable, Executive shall thereafter continue to comply with Sections 6, 7 and 8 hereof.

4.           Sections 4(c). Section 4(c) is hereby amended to remove 4(c)(ii) and all references thereto.

5.           Section 4(d).  The Agreement is hereby amended to add a new Section 4(d) as follows:

(d)           "termination of employment" or "terminates employment", for purposes of the timing of payments under this Section 4 triggered by a termination of employment, will not be considered to have occurred until the date the Executive and the Company reasonably anticipate that (i) Executive will not perform any further services for the Company or any other entity considered a single employer with the Company under Section 414(b) or (c) of the Internal Revenue Code (but substituting 50% for 80% in the application thereof) (the "Employer Group"), or (ii) the level of bona fide services Executive will perform for the Employer Group after that date will permanently decrease to 20% or less of the average level of bona fide services performed over the previous 36 months (or if shorter over the duration of service).   For this purpose, service performed as an employee or as an independent contractor is counted, except that service as a member of the board of directors of an Employer Group entity is not counted unless termination benefits under this Agreement are aggregated for purposes of Internal Revenue Code Section 409A with benefits under any other Employer Group plan or agreement in which Executive also participates as a director.  Executive will not be treated as having a termination of his employment while Executive is on military leave, sick leave or other bona fide leave of absence if the leave does not exceed six months or, if longer, the period during which Executive has a reemployment right under statute or contract.  If a bona fide leave of absence extends beyond six months, Executive's employment will be considered to terminate on the first day after the end of such six month period, or on the day after Executive's statutory or contractual reemployment right lapses, if later.  The Company will determine when Executive's termination of employment occurs based on all relevant facts and circumstances, in accordance with Treasury Regulation Section 1.409A-1(h).

6.           Section 4(e).  The Agreement is hereby amended to add a new Section 4(e) as follows:

(e)           Six Month Delay.  Notwithstanding anything in this Agreement to the contrary, if Executive is a "specified employee" within the meaning of Treasury Regulation Section 1.409A-1(i) (or any successor thereto) on his termination of employment, any payments hereunder triggered by Executive's termination of employment and that are not separation pay under Treasury Regulations Section 1.409A-1(b)(9) or short-term deferral pay or otherwise exempt from Code Section 409A, shall not begin to be paid until the earlier to occur of Executive's death or the date that is six months and one day after his termination of employment, and at that time, Executive will receive in one lump sum payment all of the severance payment that would have been paid to Executive during the first six months following his termination of employment.  The Company shall determine, consistent with any guidance issued under Code Section 409A, the portion of severance payments that are required to be delayed, if any.  In addition, an amount payable under the Agreement that is subject to the six month delay described above will not be paid before the later of (i) 18 months following the date of this Amendment or (ii) six months following the Executive's termination of employment; and any such payments will be paid in one lump sum payment on the date that is one day after the required delay period.

7.           Section 13(k).  The Agreement is hereby amended to add a new Section 13(k) as follows:

(k)           Section 409A.  The Executive and the Company agree and confirm that this Agreement is intended by both parties to provide for compensation that is exempt from Code Section 409A as separation pay (up to the Code Section 409A limit) or as a short-term deferral or otherwise, or to provide for compensation that is compliant with Code Section 409A, and in the event provisions of this Agreement do not comply with Code Section 409A, Executive and the Company agree to use reasonable business efforts to amend this Agreement as necessary to bring it into compliance while, to the largest extent possible, maintaining the economic interests hereunder of both parties.  This Agreement shall be interpreted, construed, and administered in accordance with this agreed intent.  This Agreement shall not be amended or terminated in a manner that would accelerate or delay payments except as permitted under Treasury Regulations under Code Section 409A.  For purposes of applying the provisions of Code Section 409A, each separately identifiable amount to which Executive is entitled will be treated as a separate payment.  Furthermore, if any payments are to be made within a specified period of time or during a calendar year, the date of such payment shall be in the sole discretion of the Company.

IN WITNESS WHEREOF, the Company has caused these Amendments to be executed in its name and on its behalf.
Beacon Enterprise Solutions Group, Inc.

By:	/s/ JOHN D. RHODES III

Name: John D. Rhodes, III

Title: Director

Accepted this 16th day of September, 2011 by Executive

Signed: /s/ BRUCE WIDENER

       Bruce Widener, Executive

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
AMENDMENTS TO EXECUTIVE EMPLOYMENT AGREEMENT

THESE AMENDMENTS, entered into as of the date specified below, by and between Jerry L. Bowman (“Executive”) and Beacon Enterprise Solutions Group, Inc. (“Company”);

WHEREAS, the Board of Directors of the Company has amended certain provisions of the Executive Employment Agreement previously executed by the Parties.

NOW, THEREFORE, IT IS AGREED, by and between the Company and the Executive, as follows:

Amendments
1.           Section 3(d). Section 3(d) of the Agreement hereby is amended to add the following sentence to the end thereof:

All such reimbursements will be paid by the Company only if the Executive is employed when the related expense is incurred, and will be paid to the Executive under the Company's normal reimbursement policies within a reasonable time after submission of the reimbursement request, but in no event later than 74 days after the end of the taxable year in which the expense is incurred.

2.           Section 3(e).  A new Section 3(e) is hereby added to the Agreement to read as follows:

(e)           Change in Control Bonus.  Upon a Change in Control of the Company, the Executive will receive a payment equal to one (1) times the Executive's Salary on the date of the Change in Control, provided that the Executive is still employed by the Company on the date that is 44 days before the date of the Change in Control.  If the Executive's employment with the Company is terminated for any reason prior to the date that is 44 days before the date of the Change in Control, he will forfeit the entire Change in Control bonus.  The Change in Control bonus payment will be paid to the Executive in cash within 30 days after the Change in Control.

For the purposes of this Agreement, "Change in Control" means (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 45% or more of the combined voting power of the Company's then outstanding stock other than by an employee benefit plan sponsored by the Company or by a person who owns such a percentage at the Effective Date; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve a definitive agreement to enter into a merger, consolidation, share exchange or other transaction with or into another company (other than a transaction that would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or be being converted inot voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction) or to sell or otherwise-transfer all or substantially all of the Company's assets or to adopt a plan of liquidation.  A Change of Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, or (ii) the Board adopts a resolution to the effect that a Change of Control for purposes of this Agreement has occurred.

3.           Section 4(a).  The third and fourth sentences of Section 4(a) are hereby amended to read as follows:

For the purposes of this Agreement, “Good Reason” means one or more of the following conditions arising without the consent of Executive, and which is not cured within thirty (30) days after Executive has delivered written notice of such condition to the Company; and in each case, Executive must give the Company notice of the condition within 90 days of the initial existence of the condition, and the termination of employment must occur within a period of time not to exceed two years following the initial existence of one or more of the conditions set forth below, or any termination will not be considered to be for Good Reason:

(i)	a material diminution in the Executive's authority, duties or responsibilities,

(ii)	a material diminution in the Executive's base compensation,

(iii)	a material change in the geographic location at which the Executive must perform services, or

(iv)
any other action or inaction that constitutes a material breach by the Company of the Agreement under which the Executive provides services.  For avoidance of doubt, Executive hereby acknowledges that the Board may from time to time reorganize the operations of the Company resulting in a change in Executive’s title or direct employer, which change alone shall not constitute Good Reason so long as any change in title or reporting responsibilities results in no substantial diminution in Executive’s responsibilities and any new direct employer agrees to be bound by the terms and conditions of this Agreement, without modification other than to reflect the change in title and employer.

4.           Section 4(b).  Section 4(b) is amended to read as follows:

(b)
In the event the Employment Period is terminated by the Company Without Cause or the Executive resigns for Good Reason, then, so long as Executive continues to comply with Sections 6, 7 and 8 hereof, and so long as Executive executes and delivers to the Company immediately prior to the payment a release in the form of Exhibit B, and the statutory period during which the Executive may revoke the release of claims has expired, on or before the 30th day after the Executive's termination of employment, then Executive will be entitled to receive an amount (the "Severance Amount") equal to two times the lesser of (i) the Executive's Salary in effect at the Termination Date, or (ii) the maximum amount that may be taken into account under a qualified plan pursuant to Code Section 401(a)(17) for the year in which the Executive has a termination of employment (which is $245,000 in 2011).  The Severance Amount will be paid to the Executive in cash within 30 days after the Executive's termination of employment.  If the Executive does not timely execute and deliver to the Company the release such that the statutory period during which Executive may revoke the release of claims has expired on or before that 30th day after the Executive's termination of employment, Executive will forfeit the Severance Amount.  The Severance Amount will in no event be paid later than the last day of the second taxable year of the Executive following the taxable year of the Executive in which the Executive's termination of employment occurs.  In addition, in connection with termination described in the preceding sentence, Executive shall be entitled to receive

(i) any incentive payments earned and accrued but not yet paid to Executive prior to the Termination Date; and

(ii) all accrued and unpaid Salary and unused vacation time through the Termination Date and all unreimbursed business expenses incurred through the Termination Date.

5.           Sections 4(c) and (d).  Sections 4(c) and 4(d) are hereby amended to replace the reference to Section 4(b)(iii) with a reference to Section 4(b)(ii), and to remove any reference to Section 4(b)(iii).

6.           Section 4(e).  The Agreement is hereby amended to add a new Section 4(e) as follows:

(e)           "termination of employment" or "terminates employment", for purposes of the timing of payments under this Section 4 triggered by a termination of employment, will not be considered to have occurred until the date the Executive and the Company reasonably anticipate that (i) Executive will not perform any further services for the Company or any other entity considered a single employer with the Company under Section 414(b) or (c) of the Internal Revenue Code (but substituting 50% for 80% in the application thereof) (the "Employer Group"), or (ii) the level of bona fide services Executive will perform for the Employer Group after that date will permanently decrease to 20% or less of the average level of bona fide services performed over the previous 36 months (or if shorter over the duration of service).   For this purpose, service performed as an employee or as an independent contractor is counted, except that service as a member of the board of directors of an Employer Group entity is not counted unless termination benefits under this Agreement are aggregated for purposes of Internal Revenue Code Section 409A with benefits under any other Employer Group plan or agreement in which Executive also participates as a director.  Executive will not be treated as having a termination of his employment while Executive is on military leave, sick leave or other bona fide leave of absence if the leave does not exceed six months or, if longer, the period during which Executive has a reemployment right under statute or contract.  If a bona fide leave of absence extends beyond six months, Executive's employment will be considered to terminate on the first day after the end of such six month period, or on the day after Executive's statutory or contractual reemployment right lapses, if later.  The Company will determine when Executive's termination of employment occurs based on all relevant facts and circumstances, in accordance with Treasury Regulation Section 1.409A-1(h).

7.           Section 4(f).  The Agreement is hereby amended to add a new Section 4(f) as follows:

(f)           Six Month Delay.  Notwithstanding anything in this Agreement to the contrary, if Executive is a "specified employee" within the meaning of Treasury Regulation Section 1.409A-1(i) (or any successor thereto) on his termination of employment, any payments hereunder triggered by Executive's termination of employment and that are not separation pay under Treasury Regulations Section 1.409A-1(b)(9) or short-term deferral pay or otherwise exempt from Code Section 409A, shall not begin to be paid until the earlier to occur of Executive's death or the date that is six months and one day after his termination of employment, and at that time, Executive will receive in one lump sum payment all of the severance payment that would have been paid to Executive during the first six months following his termination of employment.  The Company shall determine, consistent with any guidance issued under Code Section 409A, the portion of severance payments that are required to be delayed, if any.

8.           Section 4(g).  The Agreement is hereby amended to add a new Section 4(g) as follows:

(g)           280G Reduction in Amounts Payable.  In no event shall any amount payable under any provision of this Agreement equal or exceed an amount which would cause the Company to forfeit, pursuant to Code Section 280G(a), its deduction for any and all such amounts payable.  Pursuant to this Section 4(g), the Company has the power to reduce the Severance Amount payable under this Agreement, only if such benefits alone or in conjunction with termination benefits provided under any other plan or agreement between the Executive and the Company, would cause the Company to forfeit otherwise deductible payments; provided, however, that no amounts payable under this Agreement shall be reduced pursuant to this Section 4(g) to less than $1.00 below the amount of benefits which the Company can properly deduct under Section 280G(a) of the Code.

9.           Section 13(k).  The Agreement is hereby amended to add a new Section 13(k) as follows:

(h)           Section 409A.  The Executive and the Company agree and confirm that this Agreement is intended by both parties to provide for compensation that is exempt from Code Section 409A as separation pay (up to the Code Section 409A limit) or as a short-term deferral or otherwise, or to provide for compensation that is compliant with Code Section 409A, and in the event provisions of this Agreement do not comply with Code Section 409A, Executive and the Company agree to use reasonable business efforts to amend this Agreement as necessary to bring it into compliance while, to the largest extent possible, maintaining the economic interests hereunder of both parties.  This Agreement shall be interpreted, construed, and administered in accordance with this agreed intent.  This Agreement shall not be amended or terminated in a manner that would accelerate or delay payments except as permitted under Treasury Regulations under Code Section 409A.  For purposes of applying the provisions of Code Section 409A, each separately identifiable amount to which Executive is entitled will be treated as a separate payment.  Furthermore, if any payments are to be made within a specified period of time or during a calendar year, the date of such payment shall be in the sole discretion of the Company.

IN WITNESS WHEREOF, the Company has caused these Amendments to be executed in its name and on its behalf.

Beacon Enterprise Solutions Group, Inc.

By: /s/ BRUCE WIDENER Bruce W. Widener Chairman & Chief Executive Officer

Accepted this 16th  day of September, 2011 by Executive

Signed: /s/ JERRY L. BOWMAN

      Jerry L. Bowman
      President & Chief Operating Officer

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
AMENDMENTS TO EXECUTIVE EMPLOYMENT AGREEMENT

THESE AMENDMENTS, entered into as of the date specified below, by and between Michael Grendi (“Executive”) and Beacon Enterprise Solutions Group, Inc. (“Company”);

WHEREAS, the Board of Directors of the Company has amended certain provisions of the Executive Employment Agreement previously executed by the Parties.

NOW, THEREFORE, IT IS AGREED, by and between the Company and the Executive, as follows:

Amendments
1.           Section 3(d). Section 3(d) of the Agreement hereby is amended to add the following sentence to the end thereof:

All such reimbursements will be paid by the Company only if the Executive is employed when the related expense is incurred, and will be paid to the Executive under the Company's normal reimbursement policies within a reasonable time after submission of the reimbursement request, but in no event later than 74 days after the end of the taxable year in which the expense is incurred.

2.           Section 3(e).  A new Section 3(e) is hereby added to the Agreement to read as follows:

(e)           Change in Control Bonus.  Upon a Change in Control of the Company, the Executive will receive a payment equal to one (1) times the Executive's Salary on the date of the Change in Control, provided that the Executive is still employed by the Company on the date that is 44 days before the date of the Change in Control.  If the Executive's employment with the Company is terminated for any reason prior to the date that is 44 days before the date of the Change in Control, he will forfeit the entire Change in Control bonus.  The Change in Control bonus payment will be paid to the Executive in cash within 30 days after the Change in Control.

For the purposes of this Agreement, "Change in Control" means (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 45% or more of the combined voting power of the Company's then outstanding stock other than by an employee benefit plan sponsored by the Company or by a person who owns such a percentage at the Effective Date; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve a definitive agreement to enter into a merger, consolidation, share exchange or other transaction with or into another company (other than a transaction that would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or be being converted inot voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction) or to sell or otherwise-transfer all or substantially all of the Company's assets or to adopt a plan of liquidation.  A Change of Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, or (ii) the Board adopts a resolution to the effect that a Change of Control for purposes of this Agreement has occurred.

3.           Section 4(a).  The third and fourth sentences of Section 4(a) are hereby amended to read as follows:

For the purposes of this Agreement, “Good Reason” means one or more of the following conditions arising without the consent of Executive, and which is not cured within thirty (30) days after Executive has delivered written notice of such condition to the Company; and in each case, Executive must give the Company notice of the condition within 90 days of the initial existence of the condition, and the termination of employment must occur within a period of time not to exceed two years following the initial existence of one or more of the conditions set forth below, or any termination will not be considered to be for Good Reason:

(i)	a material diminution in the Executive's authority, duties or responsibilities,

(ii)	a material diminution in the Executive's base compensation,

(iii)	a material change in the geographic location at which the Executive must perform services, or

(iv)
any other action or inaction that constitutes a material breach by the Company of the Agreement under which the Executive provides services.  For avoidance of doubt, Executive hereby acknowledges that the Board may from time to time reorganize the operations of the Company resulting in a change in Executive’s title or direct employer, which change alone shall not constitute Good Reason so long as any change in title or reporting responsibilities results in no substantial diminution in Executive’s responsibilities and any new direct employer agrees to be bound by the terms and conditions of this Agreement, without modification other than to reflect the change in title and employer.

4.           Section 4(b).  Section 4(b) is amended to read as follows:

(b)
In the event the Employment Period is terminated by the Company Without Cause or the Executive resigns for Good Reason, then, so long as Executive continues to comply with Sections 6, 7 and 8 hereof, and so long as Executive executes and delivers to the Company immediately prior to the payment a release in the form of Exhibit B, and the statutory period during which the Executive may revoke the release of claims has expired, on or before the 30th day after the Executive's termination of employment, then Executive will be entitled to receive an amount (the "Severance Amount") equal to two times the lesser of (i) the Executive's Salary in effect at the Termination Date, or (ii) the maximum amount that may be taken into account under a qualified plan pursuant to Code Section 401(a)(17) for the year in which the Executive has a termination of employment (which is $245,000 in 2011).  The Severance Amount will be paid to the Executive in cash within 30 days after the Executive's termination of employment.  If the Executive does not timely execute and deliver to the Company the release such that the statutory period during which Executive may revoke the release of claims has expired on or before that 30th day after the Executive's termination of employment, Executive will forfeit the Severance Amount.  The Severance Amount will in no event be paid later than the last day of the second taxable year of the Executive following the taxable year of the Executive in which the Executive's termination of employment occurs.  In addition, in connection with termination described in the preceding sentence, Executive shall be entitled to receive

(i) any incentive payments earned and accrued but not yet paid to Executive prior to the Termination Date; and

(ii) all accrued and unpaid Salary and unused vacation time through the Termination Date and all unreimbursed business expenses incurred through the Termination Date.

5.           Sections 4(c) and (d).  Sections 4(c) and 4(d) are hereby amended to replace the reference to Section 4(b)(iii) with a reference to Section 4(b)(ii), and to remove any reference to Section 4(b)(iii).

6.           Section 4(e).  The Agreement is hereby amended to add a new Section 4(e) as follows:

(e)           "termination of employment" or "terminates employment", for purposes of the timing of payments under this Section 4 triggered by a termination of employment, will not be considered to have occurred until the date the Executive and the Company reasonably anticipate that (i) Executive will not perform any further services for the Company or any other entity considered a single employer with the Company under Section 414(b) or (c) of the Internal Revenue Code (but substituting 50% for 80% in the application thereof) (the "Employer Group"), or (ii) the level of bona fide services Executive will perform for the Employer Group after that date will permanently decrease to 20% or less of the average level of bona fide services performed over the previous 36 months (or if shorter over the duration of service).   For this purpose, service performed as an employee or as an independent contractor is counted, except that service as a member of the board of directors of an Employer Group entity is not counted unless termination benefits under this Agreement are aggregated for purposes of Internal Revenue Code Section 409A with benefits under any other Employer Group plan or agreement in which Executive also participates as a director.  Executive will not be treated as having a termination of his employment while Executive is on military leave, sick leave or other bona fide leave of absence if the leave does not exceed six months or, if longer, the period during which Executive has a reemployment right under statute or contract.  If a bona fide leave of absence extends beyond six months, Executive's employment will be considered to terminate on the first day after the end of such six month period, or on the day after Executive's statutory or contractual reemployment right lapses, if later.  The Company will determine when Executive's termination of employment occurs based on all relevant facts and circumstances, in accordance with Treasury Regulation Section 1.409A-1(h).

7.           Section 4(f).  The Agreement is hereby amended to add a new Section 4(f) as follows:

(f)           Six Month Delay.  Notwithstanding anything in this Agreement to the contrary, if Executive is a "specified employee" within the meaning of Treasury Regulation Section 1.409A-1(i) (or any successor thereto) on his termination of employment, any payments hereunder triggered by Executive's termination of employment and that are not separation pay under Treasury Regulations Section 1.409A-1(b)(9) or short-term deferral pay or otherwise exempt from Code Section 409A, shall not begin to be paid until the earlier to occur of Executive's death or the date that is six months and one day after his termination of employment, and at that time, Executive will receive in one lump sum payment all of the severance payment that would have been paid to Executive during the first six months following his termination of employment.  The Company shall determine, consistent with any guidance issued under Code Section 409A, the portion of severance payments that are required to be delayed, if any.

8.           Section 4(g).  The Agreement is hereby amended to add a new Section 4(g) as follows:

(g)           280G Reduction in Amounts Payable.  In no event shall any amount payable under any provision of this Agreement equal or exceed an amount which would cause the Company to forfeit, pursuant to Code Section 280G(a), its deduction for any and all such amounts payable.  Pursuant to this Section 4(g), the Company has the power to reduce the Severance Amount payable under this Agreement, only if such benefits alone or in conjunction with termination benefits provided under any other plan or agreement between the Executive and the Company, would cause the Company to forfeit otherwise deductible payments; provided, however, that no amounts payable under this Agreement shall be reduced pursuant to this Section 4(g) to less than $1.00 below the amount of benefits which the Company can properly deduct under Section 280G(a) of the Code.

9.           Section 13(k).  The Agreement is hereby amended to add a new Section 13(k) as follows:

(h)           Section 409A.  The Executive and the Company agree and confirm that this Agreement is intended by both parties to provide for compensation that is exempt from Code Section 409A as separation pay (up to the Code Section 409A limit) or as a short-term deferral or otherwise, or to provide for compensation that is compliant with Code Section 409A, and in the event provisions of this Agreement do not comply with Code Section 409A, Executive and the Company agree to use reasonable business efforts to amend this Agreement as necessary to bring it into compliance while, to the largest extent possible, maintaining the economic interests hereunder of both parties.  This Agreement shall be interpreted, construed, and administered in accordance with this agreed intent.  This Agreement shall not be amended or terminated in a manner that would accelerate or delay payments except as permitted under Treasury Regulations under Code Section 409A.  For purposes of applying the provisions of Code Section 409A, each separately identifiable amount to which Executive is entitled will be treated as a separate payment.  Furthermore, if any payments are to be made within a specified period of time or during a calendar year, the date of such payment shall be in the sole discretion of the Company.

IN WITNESS WHEREOF, the Company has caused these Amendments to be executed in its name and on its behalf.

Beacon Enterprise Solutions Group, Inc.

By: /s/ BRUCE WIDENER

Bruce W. Widener
Chairman & Chief Executive Officer

Accepted this 16th day of September, 2011 by Executive

Signed: /s/ MICHAEL GRENDI

      Michael Grendi
      Chief Financial Officer

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
AMENDMENTS TO INDEPENDENT CONTRACTOR AGREEMENT

THESE AMENDMENTS, entered into as of the date specified below, by and between Victor M. Agruso (“Executive”) and Beacon Enterprise Solutions Group, Inc. (“Company”);

WHEREAS, the Board of Directors of the Company has amended certain provisions of the Independent Contractor Agreement executed by the Parties on March 1, 2011.

NOW, THEREFORE, IT IS AGREED, by and between the Company and the Executive, as follows:

Amendments
1.           Section 5.3.  Section 5.3 of the Agreement hereby is amended to add the following sentence to the end thereof:

All such reimbursements will be paid by the Company only if the Executive is retained when the related expense is incurred, and will be paid to the Executive under the Company's standard reimbursement policies within a reasonable time after submission of the reimbursement request, but in no event later than seventy-four (74) days after the end of the taxable year in which the expense is incurred.

2.           Section 5.5.  A new Section 5.5 is hereby added to the Agreement to read as follows:

Change in Control Bonus.  Upon a Change in Control of the Company, the Executive will receive a payment equal to one (1) times the Executive's annualized retainer on the date of the Change in Control (based on then-current monthly fee), provided that the Executive is still retained by the Company on the date that is forty-four (44) days before the date of the Change in Control.  If the Executive's contract with the Company is properly terminated for any reason prior to the date that is forty-four (44) days before the date of the Change in Control, he will forfeit the entire Change in Control bonus.  The Change in Control bonus payment will be paid to the Executive in cash within thirty (30) days after the Change in Control.

For the purposes of this Agreement, "Change in Control" means (i) an event or series of events which have the effect of any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than any trustee or other fiduciary holding securities of the Company under any employee benefit plan of the Company, becoming the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing forty-five percent (45%) or more of the combined voting power of the Company's then outstanding stock other than by an employee benefit plan sponsored by the Company or by a person who owns such a percentage at the Effective Date; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of the Company approve a definitive agreement to enter into a merger, consolidation, share exchange or other transaction with or into another company (other than a transaction that would result in the voting securities of the Company outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or be being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction) or to sell or otherwise-transfer all or substantially all of the Company's assets or to adopt a plan of liquidation.  A Change of Control shall also be deemed to occur if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, or (ii) the Board adopts a resolution to the effect that a Change of Control for purposes of this Agreement has occurred.

3.           Section 5.6.  A new Section 5.6 is hereby added to the Agreement to read as follows:

Contract Termination Fee.  In the event the Agreement is terminated under Change of Control circumstances, then, so long as Executive continues to comply with the Agreement, and so long as Executive executes and delivers to the Company immediately prior to the payment a release in the form of Exhibit B, and the statutory period during which the Executive may revoke the release of claims has expired, on or before the thirtieth (30th) day after the Executive's termination of Agreement, then Executive will be entitled to receive an amount (the "Contract Termination Fee") equal to two (2) times the lesser of (i) the Executive's annualized monthly retainer in effect at the Termination Date, or (ii) the maximum amount that may be taken into account under a qualified plan pursuant to Code Section 401(a)(17) for the year in which the Executive has such a termination of Agreement (which is $245,000 in 2011).  The Contract Termination Fee will be paid to the Executive in cash within thirty (30) days after the Executive's termination of Agreement.  If the Executive does not timely execute and deliver to the Company the release such that the statutory period during which Executive may revoke the release of claims has expired on or before that thirtieth (30th) day after the Executive's termination of Agreement, Executive will forfeit the Contract Termination Fee.  The Contract Termination Fee will in no event be paid later than the last day of the second (2nd) taxable year of the Executive following the taxable year of the Executive in which the Executive's termination of Agreement occurs.  In addition, in connection with the termination described in the preceding sentence, Executive shall be entitled to receive all unreimbursed business expenses incurred through the Termination Date.

4.           Section 5.7.  The Agreement is hereby amended to add a new Section 5.7 as follows:

"Termination of Agreement" or "Terminates Agreement", for purposes of the timing of payments under this Section 5 triggered by a termination of Agreement, will not be considered to have occurred until the date the Executive and the Company reasonably anticipate that (i) Executive will not perform any further services for the Company or any other entity considered a single client with the Company under Section 414(b) or (c) of the Internal Revenue Code (but substituting 50% for 80% in the application thereof) (the "Employer Group"), or (ii) the level of bona fide services Executive will perform for the Employer Group after that date will permanently decrease to 20% or less of the average level of bona fide services performed over the previous 36 months (or if shorter over the duration of service).   For this purpose, service performed as an employee or as an independent contractor is counted, except that service as a member of the board of directors of an Employer Group entity is not counted unless termination benefits under this Agreement are aggregated for purposes of Internal Revenue Code Section 409A with benefits under any other Employer Group plan or agreement in which Executive also participates as a director.  Executive will not be treated as having a termination of his Agreement while Executive is on military leave, sick leave or other bona fide leave of absence if the leave does not exceed six months or, if longer, the period during which Executive has a reengagement right under statute or contract.  If a bona fide leave of absence extends beyond six months, Executive's Agreement will be considered to terminate on the first day after the end of such six month period, or on the day after Executive's statutory or contractual reengagement right lapses, if later.  The Company will determine when Executive's termination of Agreement occurs based on all relevant facts and circumstances, in accordance with Treasury Regulation Section 1.409A-1(h).

5.           Section 5.8.  The Agreement is hereby amended to add a new Section 5.8 as follows:

Six Month Delay.  Notwithstanding anything in this Agreement to the contrary, if Executive is a "specified employee" within the meaning of Treasury Regulation Section 1.409A-1(i) (or any successor thereto) on his termination of Agreement, any payments hereunder triggered by Executive's termination of Agreement and that are not separation pay under Treasury Regulations Section 1.409A-1(b)(9) or short-term deferral pay or otherwise exempt from Code Section 409A, shall not begin to be paid until the earlier to occur of Executive's death or the date that is six months and one day after his termination of Agreement, and at that time, Executive will receive in one lump sum payment all of the Contract Termination Fee that would have been paid to Executive during the first six months following his termination of Agreement.  The Company shall determine, consistent with any guidance issued under Code Section 409A, the portion of Contract Termination Fee payments that are required to be delayed, if any.

6.           Section 5.9.  The Agreement is hereby amended to add a new Section 5.9 as follows:

280G Reduction in Amounts Payable.  In no event shall any amount payable under any provision of this Agreement equal or exceed an amount which would cause the Company to forfeit, pursuant to Code Section 280G(a), its deduction for any and all such amounts payable.  Pursuant to this Section 5.9, the Company has the power to reduce the Contract Termination Fee payable under this Agreement, only if such benefits alone or in conjunction with termination benefits provided under any other plan or agreement between the Executive and the Company, would cause the Company to forfeit otherwise deductible payments; provided, however, that no amounts payable under this Agreement shall be reduced pursuant to this Section 4(g) to less than $1.00 below the amount of benefits which the Company can properly deduct under Section 280G(a) of the Code.

7.           Section 5.10.  The Agreement is hereby amended to add a new Section 5.10 as follows:

Section 409A.  The Executive and the Company agree and confirm that this Agreement is intended by both parties to provide for compensation that is exempt from Code Section 409A as separation pay (up to the Code Section 409A limit) or as a short-term deferral or otherwise, or to provide for compensation that is compliant with Code Section 409A, and in the event provisions of this Agreement do not comply with Code Section 409A, Executive and the Company agree to use reasonable business efforts to amend this Agreement as necessary to bring it into compliance while, to the largest extent possible, maintaining the economic interests hereunder of both parties.  This Agreement shall be interpreted, construed, and administered in accordance with this agreed intent.  This Agreement shall not be amended or terminated in a manner that would accelerate or delay payments except as permitted under Treasury Regulations under Code Section 409A.  For purposes of applying the provisions of Code Section 409A, each separately identifiable amount to which Executive is entitled will be treated as a separate payment.  Furthermore, if any payments are to be made within a specified period of time or during a calendar year, the date of such payment shall be in the sole discretion of the Company.

8.           Section 5.3.  Section 5.3 of the Agreement hereby is amended as follows:

Term.  BEACON agrees to retain CONTRACTOR to perform the Services for the period commencing on the Effective Date and extending thru December 31, 2012.  This Agreement will terminate automatically on December 31, 2012 without further notice or action by either Party (the “Termination Date”).  This Agreement may be extended or renewed for any additional time the Parties mutually agreed upon, provided that such agreement is detailed in writing and signed by both Parties.

IN WITNESS WHEREOF, the Company has caused these Amendments to be executed in its name and on its behalf.

Beacon Enterprise Solutions Group, Inc.

By: /s/ BRUCE WIDENER

Bruce W. Widener
Chairman & Chief Executive Officer

Accepted this 16th  day of September, 2011 by Executive

Signed: /s/ VICTOR M. AGRUSO

      Victor M. Agruso
      VMA Partnerships, Inc.